                                     [LOGO]

                            JERSEY FINANCIAL SERVICES
                                   COMMISSION
                          COMPANIES (JERSEY) LAW 1991

                          CERTIFICATE OF INCORPORATION

                      CHANGE OF NAME OF A LIMITED COMPANY

                                                         REGISTERED NUMBER 92327

                              I HEREBY CERTIFY THAT

                         HALPHEN CARDS FUNDING 1 LIMITED

a private company incorporated under the Companies (Jersey) Law 1991, as amended, having changed its name by special resolution, has today been entered on the Register of Companies incorporated in Jersey as a private company having the name of

                           TURQUOISE FUNDING 1 LIMITED

DATED THIS 18TH DAY OF APRIL 2006

                                              /s/ Julian S Lamb
                                              FOR AND ON BEHALF OF THE REGISTRAR

Under Article 13 of the Companies (Jersey) Law 1991, as amended, Jersey companies shall end (a) with the word "Limited" or the abbreviation "Ltd" or (b)
with the words "avec responsabilite limitee" or the abbreviation "a.r.l". A company which uses (a) or (b) may, in setting out or using its name for any purpose under this law, do so in full or in the abbreviated form, as it prefers.

      Registrar: David Carse OBE    Deputy Registrar: Julian S Lamb FCCA FSI

                                     [LOGO]

                            JERSEY FINANCIAL SERVICES
                                   COMMISSION
                          COMPANIES (JERSEY) LAW 1991

                          CERTIFICATE OF INCORPORATION

                       CHANGE OF NAME OF A LIMITED COMPANY

                                                         REGISTERED NUMBER 92327

                              I HEREBY CERTIFY THAT

                    HSBC CARDS SECURITISATION FUNDING LIMITED

a private company incorporated under the Companies (Jersey) Law 1991, as amended, having changed its name by special resolution, has today been entered on the Register of Companies incorporated in Jersey as a private company having the name of

                         HALPHEN CARDS FUNDING 1 LIMITED

DATED THIS 10TH DAY OF APRIL 2006

                                              /s/
                                              FOR AND ON BEHALF OF THE REGISTRAR

Under Article 13 of the Companies (Jersey) Law 1991, as amended, Jersey companies shall end (a) with the word "Limited" or the abbreviation "Ltd" or (b)
with the words "avec responsabilite limitee" or the abbreviation "a.r.l". A company which uses (a) or (b) may, in setting out or using its name for any purpose under this law, do so in full or in the abbreviated form, as it prefers.

      Registrar: David Carse OBE    Deputy Registrar: Julian S Lamb FCCA FSI

                                     [LOGO]

                            JERSEY FINANCIAL SERVICES
                                   COMMISSION

                           COMPANIES (JERSEY) LAW 1991

                                 CERTIFICATE OF
                               INCORPORATION OF A
                                 LIMITED COMPANY

                                                         REGISTERED NUMBER 92327

                              I HEREBY CERTIFY THAT

                    HSBC CARDS SECURITISATION FUNDING LIMITED

                  is this day incorporated as a private company
                     under the Companies (Jersey) Law 1991

DATED THIS 27TH DAY OF JANUARY 2006

                                              /s/ Julian S Lamb
                                              FOR AND ON BEHALF OF THE REGISTRAR

Under Article 13 of the Companies (Jersey) Law 1991, as amended, Jersey companies shall end (a) with the word "Limited" or the abbreviation "Ltd" or (b)
with the words "avec responsabilite limitee" or the abbreviation "a.r.l". A company which uses (a) or (b) may, in setting out or using its name for any purpose under this law, do so in full or in the abbreviated form, as it prefers.

      Registrar: David Carse OBE    Deputy Registrar: Julian S Lamb FCCA FSI